Exhibit 99.1

PRESS RELEASE

Press Release #06026

FOR IMMEDIATE RELEASE...BUSINESS AND FINANCIAL EDITORS

Stephanie Welty	Heidi A. Flannery
VP of Finance & Administration, CFO	Investor Relations Counsel
TriQuint Semiconductor, Inc.	Fi. Comm
Tel: (503) 615-9224	Tel: (541) 322-0230
Fax: (503) 615-8904	Fax: (541) 322-0231
Email: swelty@tqs.com	Email: heidi.flannery@ficomm.com

TRIQUINT SEMICONDUCTOR, INC. ANNOUNCES

THIRD QUARTER EARNINGS GROWTH

Hillsboro, Oregon – October 25, 2006 – TriQuint Semiconductor, Inc. (Nasdaq: TQNT), a supplier of high performance products for communications applications, today reported its financial results for the quarter ended September 30, 2006, which included the following highlights:

•	Revenues exceeded $100 million and were up 37% from the prior year

•	Sixth consecutive quarter of revenue growth

•	Best quarterly operating results since March 2001

•	Net income improved over 200% from the third quarter of 2005

Summary Financial Results and Highlights for the Quarter Ended September 30, 2006:

Revenues from continuing operations for the third quarter ended September 30, 2006, totaled $103.3 million, an increase of 37% from the third quarter of 2005. Revenues for the nine months ended September 30, 2006, totaled $287.5 million, an increase of 37% from the nine months ended September 30, 2005.

•	CDMA transmit modules ramped from nearly zero revenue in Q2 to over $2 million in Q3

•	Handset revenue grew 57% from the prior year

•	Record quarter for GPS products

Net income for the third quarter of 2006 was $8.1 million or $0.06 per diluted share, up from earnings in the third quarter of 2005 of $2.6 million or $0.02 per diluted share. Our results for the quarter and nine months ended September 30, 2006, reflect the effect of the adoption of Statement of Financial Accounting Standards (“SFAS”) No. 123(R), which became effective for our company on January 1,

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2006. Excluding our SFAS No. 123(R) expense of $2.2 million, our earnings for the quarter ended September 30, 2006, improved to $0.07 per diluted share. For the nine months ending September 30, 2006, earnings including equity compensation expense were $16.0 million or $0.11 per diluted share, up from a loss of $7.1 million from continuing operations, or $0.05 per diluted share. Earnings including discontinued operations for the nine months ending September 30, 2005, were $1.0 million or $0.01 per diluted share.

Gross margin for the quarter ended September 30, 2006, was 31.8%, including equity compensation expense. The gross margin for the third quarter of 2006 was 32.5% without equity compensation expense, up 110 basis points from gross margin of 31.4% in the third quarter of 2005. Gross margin for the nine months ended September 30, 2006, equaled 31.4% including equity compensation expense, and 32.2% without equity compensation expense, up 360 basis points from gross margin of 28.6% for the nine months ended September 30, 2005. These increases in gross margin were primarily due to capacity utilization improvements in 2006 as compared to 2005.

Operating expenses for the third quarter of 2006 were $25.6 million, including equity compensation expense of $1.5 million. Excluding equity compensation expense, our operating expenses for the third quarter of 2006 were $24.1 million, an increase of $0.9 million from $23.2 million for the third quarter of 2005. As a percentage of revenues, our operating expenses for the third quarter of 2006 were 24.8%, including equity compensation expenses and 23.4%, excluding equity compensation expenses. During the third quarter 2005, our operating expenses as a percentage of revenues were 30.9%.

Cash, cash equivalents and short and long term marketable securities were $373.1 million as of September 30, 2006, compared to $380.3 million as of June 30, 2006. During the quarter, we repurchased approximately $9.0 million of stock and acquired $7.1 million in capital assets. Depreciation and amortization expense was $7.7 million.

Our book-to-bill ratio for the quarter ended September 30, 2006, was 0.97 to 1.0 and represented over $100 million in bookings.

•	35 new handset design wins – 70% PAM or transmit module wins including 5 EDGE phones, 8 WEDGE phones, and 12 GSM phones

•	Achieved TS16949 automotive supplier certification at our Richardson, Texas, site

Commenting on the results for the quarter ended September 30, 2006, Ralph Quinsey, President and CEO, stated, “We set new revenue records in Q3 for both our transmit modules and our power amplifier modules as TriQuint continues to gain share with major handset manufacturers. Orders for 3G products were up 168% in Q3 over Q2. The broadband and base station products generated higher than expected revenues in the quarter offset by lower revenues from our foundry products. We saw stronger orders for military products and order softness for broadband and base station products as compared to the previous quarter.”

Outlook for the Fourth Quarter of 2006:

Revenues for the fourth quarter of 2006 are expected to be in the range of $108 million to $112 million. We are projecting earnings per share for the fourth quarter of 2006 to range from $0.05 to $0.07 per diluted share including equity compensation expense of approximately $2.2 million. Excluding equity compensation expense charges associated with SFAS No. 123(R), we are projecting earnings of $0.06 to $0.08 per diluted share.

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Conference Call:

TriQuint will host a conference call this afternoon at 2:00 p.m. PDT to discuss the results for the quarter as well as our future expectations for the Company. The call can be heard via webcast accessed through the “Investors” section of TriQuint’s web site: www.triquint.com, or through www.Vcall.com. A replay will be available for 7 days by dialing (303) 590-3000, passcode 11067407#.

Non-GAAP Financial Measures:

This press release provides financial measures for net income and earnings per diluted share that exclude equity compensation expense and the related tax effects, and are therefore not calculated in accordance with accounting principles generally accepted in the United States (“GAAP”). Management believes that these non-GAAP financial measures provide meaningful supplemental information regarding our performance that enhances management’s and investors’ ability to evaluate the company’s operating results and to compare current operating results with historical operating results prior to the adoption of Statement of Financial Accounting Standards No. 123(R), Share-Based Payments.

Forward Looking Statements:

This press release contains forward-looking statements made pursuant to the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995. Readers are cautioned that forward-looking statements such as statements of TriQuint’s projected revenues, growth rates, gross margins, operating expenses, operating results, and earnings per share for the fourth quarter of 2006. These are statements that involve risks and uncertainties. These potential risks and uncertainties include, among others the completion of TriQuint’s independent auditors’ quarterly review for the third quarter. The cautionary statements made in this release should be read as being applicable to all related statements wherever they appear. A number of factors affect TriQuint’s operating results and could cause its actual future results to differ materially from any results indicated in this press release or in any other forward-looking statements made by, or on behalf of TriQuint, including those related to TriQuint’s projections for 2006. TriQuint cannot provide any assurance that future results will meet expectations. Results could differ materially based on various factors, including TriQuint’s performance; demand for its products; ability to develop new products; improve yields, maintain product pricing, reduce costs, and win customers; the results of its independent auditors’ quarterly review; and market conditions. In addition, historical information should not be considered an indicator of future performance. Additional considerations and important risk factors are described in TriQuint’s reports on Form 10-K and 10-Q and other filings with the Securities and Exchange Commission. These reports can be accessed at the SEC web site, www.sec.gov.

A reader of this release should understand that it is not possible to predict or identify all risk factors and should not consider the list to be a complete statement of all potential risks and uncertainties.

About TriQuint:

TriQuint Semiconductor, Inc. (Nasdaq: TQNT) is a leading supplier of high performance modules, components and foundry services for the world’s leading communications companies. The Company’s focus is on the specialized expertise, materials and know-how of radio frequency (RF) and other high intermediate frequency applications. The Company enjoys diversity in its markets, applications, products, technology and customer base. Markets include wireless handsets, broadband communications, wireless base stations and military systems. TriQuint provides customers with standard and custom products as well as foundry services. The Company’s products are designed on various wafer substrates including compound semiconductor materials such as gallium arsenide (GaAs) and piezoelectric crystals such as lithium tantalate (LiTaO3). The Company also uses a variety of process technologies using GaAs substrates including hetrojunction bipolar transistor (HBT) and pseudomophic high electron mobility transistor (pHEMT). Using various other substrates the Company also manufacture surface acoustic wave (SAW) and bulk acoustic wave (BAW) products. TriQuint customers include major communications companies worldwide. TriQuint has manufacturing facilities in Oregon, Texas, and Florida, as well as an assembly plant in Costa Rica, plus sales/application support offices in Asia and design centers in New England and Germany.

TriQuint is headquartered at 2300 NE Brookwood Parkway, Hillsboro, OR 97124 and can be reached at 503/615-9000 (fax 503/615-8900). Visit the TriQuint web site at http://www.triquint.com.

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CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited)

(In thousands, except per share amounts)

	Quarter Ended			Nine Months Ended
	September 30, 2006	June 30, 2006	September 30, 2005	September 30, 2006	September 30, 2005
Revenues	$103,259	$96,341	$75,235	$287,480	$210,127
Cost of goods sold	70,424	65,424	51,646	197,139	150,078

Gross profit	32,835	30,917	23,589	90,341	60,049
Operating expenses:
Research, development and engineering	12,222	12,484	11,570	37,235	36,335
Selling, general and administrative	13,414	14,496	11,234	40,658	35,346
Reduction in workforce	—	—	—	—	362
Impairment of long-lived assets	—	—	—	—	31
(Gain) loss on disposal of equipment	8	(9)	22	37	(200)
Acquisition related charges	(21)	42	414	63	1,241

Total operating expenses	25,623	27,013	23,240	77,993	73,115

Operating income (loss)	7,212	3,904	349	12,348	(13,066)
Other income (expense):
Interest income	4,048	3,832	3,052	11,464	8,150
Interest expense	(2,526)	(2,458)	(2,441)	(7,442)	(7,406)
Foreign currency gain (loss)	169	101	32	315	35
Recovery of impairment (impairment charge)	—	133	(55)	133	(155)
Gain on sale of intellectual property	—	—	954	—	954
Gain on retirement of debt	—	—	—	—	114
Other, net	(166)	50	72	(158)	114

Other income, net	1,525	1,658	1,614	4,312	1,806

Income (loss) from continuing operations, before income tax	8,737	5,562	1,963	16,660	(11,260)
Income tax (benefit) expense	656	(86)	(90)	685	(4,173)

Income (loss) from continuing operations	8,081	5,648	2,053	15,975	(7,087)
Discontinued operations:
Income from discontinued operations, net of income tax	—	—	522	—	8,126

Net income	$8,081	$5,648	$2,575	$15,975	$1,039

Basic per share net income:
Income (loss) from continuing operations	$0.06	$0.04	$0.02	$0.11	$(0.05)
Income from discontinued operations	0.00	0.00	0.00	0.00	0.06

Basic per share net income	$0.06	$0.04	$0.02	$0.11	$0.01

Diluted per share net income:
Income (loss) from continuing operations	$0.06	$0.04	$0.02	$0.11	$(0.05)
Income from discontinued operations	0.00	0.00	0.00	0.00	0.06

Diluted per share net income	$0.06	$0.04	$0.02	$0.11	$0.01

Weighted-average shares outstanding:
Basic	138,604	139,767	139,917	139,739	139,297
Diluted	140,118	140,703	141,210	141,476	139,297

CONDENSED CONSOLIDATED BALANCE SHEETS

(Unaudited)

(In thousands)

	September 30, 2006	June 30, 2006	December 31, 2005
Assets
Current assets:
Cash, cash equivalents and investments	$370,536	$375,679	$301,107
Accounts receivable, net	59,897	57,837	51,286
Inventories, net	85,563	73,184	49,384
Other current assets	16,238	16,244	12,684

Total current assets	532,234	522,944	414,461
Investments in marketable securities	2,516	4,646	105,615
Property, plant and equipment, net	195,161	195,424	190,789
Other, net	16,159	16,501	17,876

Total assets	$746,070	$739,515	$728,741

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable and accrued expenses	$58,236	$54,315	$49,200
Income tax liability	7,734	7,615	7,201
Convertible subordinated notes	218,755	218,755	—

Total current liabilities	284,725	280,685	56,401
Convertible subordinated notes	—	—	218,755
Other long-term liabilities	3,839	3,733	2,975

Total liabilities	288,564	284,418	278,131
Stockholders’ equity	457,506	455,097	450,610

Total liabilities and stockholders’ equity	$746,070	$739,515	$728,741

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited)

	Quarter Ended			Nine Months Ended
	September 30, 2006	June 30, 2006	September 30, 2005	September 30, 2006	September 30, 2005
Revenues	100.0%	100.0%	100.0%	100.0%	100.0%
Cost of goods sold	68.2%	67.9%	68.6%	68.6%	71.4%

Gross profit	31.8%	32.1%	31.4%	31.4%	28.6%
Operating expenses:
Research, development and engineering	11.8%	13.0%	15.4%	13.0%	17.3%
Selling, general and administrative	13.0%	15.0%	14.9%	14.1%	16.8%
Reduction in workforce	—	—	—	—	0.2%
Impairment of long-lived assets	—	—	—	—	0.0%
(Gain) loss on disposal of equipment	0.0%	0.0%	0.0%	0.0%	-0.1%
Acquisition related charges	0.0%	0.0%	0.6%	0.0%	0.6%

Total operating expenses	24.8%	28.0%	30.9%	27.1%	34.8%

Operating income (loss)	7.0%	4.1%	0.5%	4.3%	-6.2%
Other income (expense):
Interest income	3.9%	4.0%	4.1%	4.0%	3.9%
Interest expense	-2.4%	-2.6%	-3.3%	-2.6%	-3.5%
Foreign currency gain (loss)	0.2%	0.1%	0.0%	0.1%	0.0%
Recovery of impairment (impairment charge)	—	0.1%	-0.1%	0.1%	-0.1%
Gain on sale of intellectual property	—	—	1.3%	—	0.5%
Gain on retirement of debt	—	—	—	—	0.0%
Other, net	-0.2%	0.1%	0.1%	-0.1%	0.0%

Other income, net	1.5%	1.7%	2.1%	1.5%	0.8%

Income (loss) from continuing operations, before income tax	8.5%	5.8%	2.6%	5.8%	-5.4%
Income tax (benefit) expense	0.7%	-0.1%	-0.1%	0.2%	-2.0%

Income (loss) from continuing operations	7.8%	5.9%	2.7%	5.6%	-3.4%
Discontinued operations:
Income from discontinued operations, net of income tax	—	—	0.7%	—	3.9%

Net income	7.8%	5.9%	3.4%	5.6%	0.5%

SUPPLEMENTAL RECONCILIATION OF GAAP TO NON-GAAP RESULTS

(Unaudited)

(In thousands, except per share amounts)

	Three Months Ended September 30, 2006		Nine Months Ended September 30, 2006
GAAP GROSS PROFIT	$32,835	31.8%	$90,341	31.4%
Adjustment for equity compensation charges	702	0.7%	2,279	0.8%

GROSS PROFIT EXCLUDING EQUITY COMPENSATION	$33,537	32.5%	$92,620	32.2%
GAAP OPERATING INCOME	$7,212	7.0%	$12,348	4.3%
Adjustment for equity compensation charges within:
Cost of sales	702	0.7%	2,279	0.7%
Research, development and engineering	414	0.4%	1,288	0.4%
Selling, general and administrative	1,089	1.1%	3,503	1.2%

OPERATING INCOME EXCLUDING EQUITY COMPENSATION	$9,417	9.1%	$19,418	6.8%
GAAP NET INCOME	$8,081	7.8%	$15,975	5.6%
Adjustment for equity compensation charges within:
Cost of sales	702	0.7%	2,279	0.7%
Research, development and engineering	414	0.4%	1,288	0.4%
Selling, general and administrative	1,089	1.1%	3,503	1.2%

NET INCOME EXCLUDING EQUITY COMPENSATION	$10,286	10.0%	$23,045	8.0%
GAAP DILUTED EARNINGS PER SHARE	$0.06		$0.11
Adjustment for equity compensation charges	0.01		0.05

DILUTED EARNINGS PER SHARE EXCLUDING EQUITY COMPENSATION	$0.07		$0.16
GAAP COMMON SHARES ASSUMING DILUTION	140,118		141,476
Adjustment for equity compensation charges	1,206		1,306

COMMON SHARES ASSUMING DILUTION EXCLUDING EQUITY COMPENSATION	141,324		142,782